Acquisition of Viasystems Investor Presentation 9/22/2014 Exhibit 99.2

2
Disclaimer

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of TTM and
Viasystems separately and as a combined entity; the timing and consummation of the proposed merger; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions; and other statements that are not historical fact.
These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM and Viasystems regarding future events and are subject to significant risks and uncertainty.  Statements regarding our expected performance in the future are forward-looking statements.
It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Viasystems’ or TTM’s common stock.
These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated
in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals in a timely manner or at all; the adoption of the Merger Agreement by Viasystems’ stockholders; the possibility of legal or regulatory proceedings
(including related to the transaction itself); the ability of TTM to successfully integrate Viasystems’ operations, product lines, technology and employees and realize synergies and additional opportunities for growth from the proposed merger in a timely manner or at all; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships;
the level of demand for the combined company’s products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and printed circuit boards, and customers’ new technology and capacity requirements; TTM’s and
Viasystems’ ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and developments beyond Viasystems’ or
TTM’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of TTM Technologies, Inc. for the year ended December 30, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2014, under the heading “Item 1A. Risk Factors” and in the Annual
Report on Form 10-K of Viasystems for the year ended December 31, 2013, which was filed with the SEC on February 14, 2014, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website at www.sec.gov.
Neither Viasystems nor TTM undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

3
Disclaimer

Use of Non-GAAP Financial Measures
In addition to the financial statements presented in accordance with U.S. GAAP, TTM and Viasystems use certain non-GAAP financial measures, including “adjusted EBITDA.”  The companies present non-GAAP financial information to enable investors to see each company through the eyes of management and to provide better insight into its ongoing financial performance.
Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges. For a reconciliation of adjusted EBITDA to net income, please see Appendix A at the end of this presentation. Adjusted EBITDA is not a recognized financial measure under U.S. GAAP, and does not purport to be an alternative to operating income or an indicator of operating performance.
Adjusted EBITDA is presented to enhance an understanding of operating results and is not intended to represent cash flows or results of operations. The Boards of Directors, lenders and management of the companies use adjusted EBITDA primarily as an additional measure of operating performance for matters including executive compensation and competitor comparisons. The use of this non-GAAP measure provides an indication of each company’s ability to service debt, and management considers it an appropriate measure to use because of the companies’
leveraged positions.
Adjusted EBITDA has certain material limitations, primarily due to the exclusion of certain amounts that are material to each company’s consolidated results of operations, such as interest expense, income tax expense, and depreciation and amortization. In addition, adjusted
EBITDA may differ from the adjusted EBITDA calculations reported by other companies in the industry, limiting its usefulness as a comparative measure.
The companies use adjusted EBITDA to provide meaningful supplemental information regarding operating performance and profitability by excluding from EBITDA certain items that each company believes are not indicative of its ongoing operating results or will not impact future operating cash flows, which include stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges.
Data Used in This Presentation
Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

4 4
Disclaimer
No Offer or Solicitation
The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It
TTM will file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to TTM’s shares of common stock to be issued in the proposed merger and a proxy statement of Viasystems in connection with the proposed merger between TTM and Viasystems (the “Proxy
Statement/Prospectus”).  The Proxy Statement/Prospectus will be sent or given to Viasystems’ stockholders and will contain important information about the proposed merger and related matters.  VIASYSTEMS SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT
BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the
SEC’s website at www.sec.gov.  In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations
Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor
Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at
314-727-2087, or by going to Viasystems' Investor Info page on its corporate website at www.viasystems.com.
Participants in the Solicitation
TTM and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viasystems'
stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger.  Information about TTM’s directors and executive officers is set forth in TTM’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on
March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014.  These documents are available free of charge at the SEC’s website at www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc.,
1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor
Relations page on its corporate website at www.ttmtech.com.  Information about Viasystems' directors and executive officers is set forth in Viasystems' Proxy
Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K
for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014.  These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis,
MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems' Investor Info page on its corporate website at
www.viasystems.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.

5
Transaction Overview

•
TTM Technologies, Inc. (“TTM”) to acquire 100% of Viasystems Group, Inc.
(“Viasystems”) in a cash/stock transaction
Viasystems stockholders will receive $11.33 per share in cash and 0.706 shares of TTM stock for each Viasystems share
As of the market close on Friday, September 19, the value of the transaction consideration was $16.46 per Viasystems share, or approximately $368mm in aggregate
TTM shareholders will own approximately 84% of the common stock of the combined company
•
The total enterprise value of the transaction as of September 19 was approximately
$927mm, equivalent to 6.8x Viasystems’ 6/30/2014 adjusted LTM EBITDA of $137mm
•
TTM has fully committed financing for the transaction
•
Viasystems’ two largest shareholders (combined 67% ownership) have signed agreements to vote in favor of the transaction
•
Expected closing in the first half of 2015, subject to regulatory approvals and other customary conditions to closing

Strategic Rationale
• Combination of two industry leaders, creating enhanced scale and new growth opportunities
• End market diversification into Automotive and expanded presence in
Medical, Industrial & Instrumentation
• Complementary global footprint, commitment to operational excellence and expertise in key technologies
• Outstanding combined customer list spanning North America, Asia and
Europe
• Strong talent pool, with extensive experience in the PCB industry
• Value creation opportunity
6
Enhanced scale to compete with Asian industry leaders  ($2.5bn combined pro forma 2013 revenue)
Potential to achieve industry-leading financial performance
At least $25mm in SG&A cost synergies

Overview of TTM Technologies, Inc.
•
Leading global provider of HDI, flexible, rigid-flex and
high layer count  printed circuit boards (PCBs), IC
substrates and custom assemblies
•
PCBs and assemblies manufactured can be found in:
7
Key financial metrics ($mm)
FY2013 revenue breakdown
Business overview
Region of manufacture End market
Networking/
Communications
32%
Computing/Storage/
Peripherals
20%
Asia Pacific
62%
North
America
38%
US
42%
China
29%
Others
29%
HDI
30%
PCB
57%
Source: Company website and filings
Destination country Product
2012 2013 LTM June 30, 2014
•
Revenue
1,349 1,368 1,294
% growth (5.6%) 1.4% (6.5%)
•
Adj. EBITDA
191 181 163
% margin 14.1% 13.3% 12.6%
•
Total assets
1,677 1,674 1,634
Cellular Phone
20%
Medical/Industrial/
Instrumentation/Other
8%
Aerospace/
Defense
15%
Other
5%
Flex
8%
Substrate
5%
–
Smartphones and tablet computers
–
Radar systems for use in commercial & defense products
–
Routers & switches
–
High-end computers and storage systems
–
Medical imaging & diagnostic equipment
–
Energy control systems
•
13 specialized facilities in the U.S. and China
•
Approximately 15,000 employees as of June 30, 2014
•
Founded in 1999 and headquartered in Costa Mesa,
California
•
Publicly traded (NASDAQ: TTMI)

Overview of Viasystems Group, Inc.
•
Global technology leader and provider of complex
multi-layer rigid, flexible, and rigid-flex printed circuit
boards (PCBs) and electro-mechanical solutions
•
PCBs and assemblies manufactured can be found in:
– Automotive engine controls and electronics for
navigation
– Telecommunications switching equipment
– Data networking equipment
– Semiconductor test equipment
– Wind, solar energy, and off-shore drilling applications
– Flight control systems
•
15 manufacturing facilities worldwide; 8 in the U.S., 5
in China, 1 in Canada, and 1 in Mexico
•
Approximately 14,800 employees as of June 30, 2014
•
Incorporated in 1996 and headquartered in St. Louis,
Missouri
•
Publicly traded (NASDAQ: VIAS)
8
Key financial metrics ($mm)
FY2013 revenue breakdown
Business overview
Region of manufacture End market
Automotive
30%
Telecom
17%
Industrial &
Instrumentation
25%
Computer &
Datacom
17%
Military and Aerospace
11%
Asia Pacific
65%
North America
30%
Mexico
5%
US
45%
China
20%
Others
35%
Assembly
15%
PCB
85%
Source: Company website and filings
Destination country Product
2012 2013 LTM June 30, 2014
•
Revenue
1,160 1,171 1,209
% growth 9.7% 1.0% 4.3%
•
Adj. EBITDA
148 131 137
% margin 12.8% 11.2% 11.3%
•
Total assets
1,106 1,118 1,148

9
Market Leader

2013 Top 10 world PCB makers by revenue ($mm)
Top 10 represent ~34% of 2013 total world PCB output 2013 Global PCB output of ~$55bn
Pro forma TTM + Viasystems: 5%
Leading position in growing market segments
Global PCB manufacturer with combined pro forma FY 2013 revenue of $2.5 billion
Core supplier to automotive segment
Complementary positions in Medical; Industrial & Instrumentation; Networking & Communications; and
Aerospace & Defense segments
Advanced technology supplier to rapidly growing smartphone and tablet segments
$2,556
$2,539
$2,205
$2,163
$2,136
$1,700
$1,567
$1,372
$1,315
$1,180
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Nippon
Mektron
TTM +
Viasystems
Young
Poong
Zhen Ding Unimicron SEMCO Ibiden Tripod Sumitomo Daeduck
VIAS TTM
5%
3% 2%
4%
4%
4%
3%
3%
2%
2%
2%
Others
66%
Source: Prismark Partners (February 2014) and company filings

Introduces attractive new Automotive segment – 14% of total sales
Cellular Phone end market reduced from 20% of total sales to 11%
Telecom and Computing end market reduced from 51% of total sales to 43%
Aerospace & Defense reduced from 15% of total sales to 13%
Medical, Industrial and Instrumentation end market increased to 16% of total sales from 8%
End Market Diversification
10
Viasystems TTM
2013 sales = $1,171mm 2013 sales = $1,368mm
2013 revenue by end market
2013 pro forma combined revenue by end market
Source: Company website and filings
Computing/Storage/
Peripherals
20%
Aerospace/
Defense
15%
Cellular
Phone
20%
Medical/
Industrial/
Other
8%
Networking/
Communications
32%
Other
5%
Instrumentation/
Automotive
30%
Telecom
17%
Industrial &
Instrumentation
25%
Computer &
Datacom
17%
Military and
Aerospace
11%

11
Complementary Global Footprint and Capabilities

TTM Viasystems Total TTM Viasystems Total Combined Total
# of facilities 7 10 17 6 5 11 28
Size (~ 1,000 sq.ft) 860 1,100 1,960 3,400 4,610 8,010 9,970
North America China
Automotive Conventional PCB HDI & QTA Aerospace & Defense Specialty Assy
1
Anaheim, CA
San Jose, CA
2
Milpitas, CA
Cleveland, OH
6
North Jackson, OH
5
Denver, CO
8
Zhongshan, China
9
Guangzhou, China
10
Huiyang, China
7
Sterling, VA
11
Forest Grove, OR
12
Toronto, Canada
13
Juarez, Chihuahua
15
Shenzhen, China
14
Shanghai, China
4
5
3
4
6
1
3
9
2
8
10
11
7
13
14
15
Viasystems Facilities:
Combined Total
12
Source: Company website and filings

12
Outstanding Combined Customer List

Top 5 Customers
Apple
Cisco
Ericsson
Huawei
Juniper
Viasystems TTM + Viasystems TTM
Top 5 Customers
Alcatel-Lucent
Autoliv
Bosch
Continental
GE
Top 5 Customers
Apple
Bosch
Cisco
GE
Huawei
2013 revenue contribution by customer
Note: Customer names ordered alphabetically
Source: Company website and filings
Top 5
Customers
41%
Other
59%
Top 5
Customers
31%
Other
69%
Top 5
Customers
28%
Other
72%

• Combined 6/30/14 LTM revenue of $2.5bn and adjusted
EBITDA of $300mm
• Including first level synergies and excluding transaction
related costs and purchase accounting adjustments,
transaction is expected to produce material non-GAAP EPS
accretion in the first year after closing
• At least $25mm in pre-tax SG&A synergies have been
identified and are expected to be realized within 12
months of closing
• Financial leverage (gross debt / LTM EBITDA) will be ~4.7x before synergies and ~4.3x including $25mm of synergies,
pro forma at June 30, 2014
• Expect additional streamlined capex spending and
achievement of second level synergies over time
Summary Financial Impact
13
Commentary 6/30/14 LTM Revenue and Adjusted EBITDA  ($mm)
/ 12.0%
/ 11.3%
/ 12.6%
Source: Company website and filings
1,294
1,209
$2,504
Revenue
TTM
Viasystems
163
137
$300
Adj. EBITDA / Margin %
/ 11.3%
/ 12.6%
Strong cash flow generation of the combined
business is expected to allow for significant
deleveraging

14
Clear Strategic Benefits
• Creates enhanced scale and new growth opportunities
• Accelerates TTM’s diversification strategy
• Complementary global footprint
• Expanded customer base and broader end market penetration reduces customer concentration and seasonality
• Compelling technology combination
High density interconnect capability + strong quality initiatives = revenue opportunities, yield improvements and customer satisfaction
• Strong combined talent pool

15 15 Appendix A

16
TTM Adjusted EBITDA Reconciliation

$mm 2012 2013 LTM 6/30/14
Net income ($181.1) $23.9 ($3.3)
Income tax provision 12.7             15.9             4.4
Interest expense 25.8             24.0             24.0
Depreciation and amortization 99.0             101.5           102.1
EBITDA ($43.6) $165.3 $127.2
Stock-based compensation 10.3             9.0               8.2
Gain on asset sale -               (17.9)
Restructuring and other changes 5.5               14.2             14.7
Impairments 218.4           10.8             12.6
Adjusted EBITDA $190.6 $181.3 $162.7
Source: Company website and filings

Viasystems Adjusted EBITDA Reconciliation
1
17
$mm 2012 2013 LTM 6/30/14
Net income ($62.2) ($27.6) ($17.0)
Income tax provision 12.8             11.1             12.3
Interest expense 42.2             44.8             45.4
Depreciation and amortization 84.6             94.8             94.6
EBITDA $77.4 $123.1 $135.3
Stock-based compensation 10.6             9.4               7.3
Restructuring 18.2             1.1               1.4
Impairment 1.7               -               -
Costs related to acquisition and equity registrations 13.6             0.6               0.4
Other, net (0.4)              (6.0)              (10.3)
Loss on early extinguishment of debt 24.2             -               -
Amortization of deferred financing costs 2.7               2.9               2.8
Adjusted EBITDA $148.0 $131.1 $137.0
This data was obtained from Viasystems’ public filings on file with the SEC.  TTM makes no representation as to the accuracy of such data.
¹

Thank you!